                                                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                                                                     STATE OF
                       NAME OF ENTITY                             INCORPORATION              SUBSIDIARY OF WHAT ENTITY
--------------------------------------------------------------- ------------------ -----------------------------------------------
Ingenix, Inc.                                                   Delaware           UnitedHealth Group Incorporated
Reden & Anders, Ltd.                                            Minnesota          Ingenix, Inc.
Subrogation Advantage, Ltd.                                     Minnesota          Ingenix, Inc.
Ingenix Publishing, Inc.                                        Delaware           Ingenix, Inc.
Ingenix Health Intelligence, L.L.C.                             Delaware           Ingenix Publishing, Inc.
Ingenix Pharmaceutical Services, Inc.                           Delaware           Ingenix, Inc.
Ingenix International (Canada), Inc.                            Canada             Ingenix Pharmaceutical Services, Inc.
Ingenix Services, Inc.                                          Delaware           Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services (Deutschland) GmbH              Germany            Ingenix Pharmaceutical Services, Inc.
Ingenix International (Hong Kong) Limited                       Hong Kong          Ingenix Pharmaceutical Services, Inc.
Ingenix Pharmaceutical Services Holdings, Inc.                  Delaware           Ingenix Pharmaceutical Services, Inc.
ClinPharm International Limited                                 United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (UK) Limited                    United Kingdom     ClinPharm International Limited
Ingenix Pharmaceutical Services (Spain) SL                      Spain              Ingenix Pharmaceutical Services (UK) Limited
Ingenix Pharmaceutical Services (Australia) Pty Ltd             Australia          Ingenix Pharmaceutical Services (UK) Limited
Ingenix International (Italy) s.r.l.                            Italy              Ingenix Pharmaceutical Services (UK) Limited
ClinPharm International SARL                                    France             Ingenix Pharmaceutical Services (UK) Limited
Worldwide Clinical Trials SARL                                  France             ClinPharm International SARL
Ingenix Pharmaceutical Services, LLC                            Delaware           Ingenix Pharmaceutical Services Holdings, Inc.
InSite Clinical Trials LLC                                      Delaware           Ingenix Pharmaceutical Services Holdings, Inc.
CT Management, Inc.                                             California         Ingenix Pharmaceutical Services Holdings, Inc.
ICT (UK) Limited                                                United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Australia) Pty Limited                   Australia          Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Netherlands) BV                          Netherlands        Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (Sweden) AB                     Sweden             Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services de Argentina S.R.L.             Argentina          Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Czech Republic), s.r.o.                  Czechoslovakia     Ingenix Pharmaceutical Services Holdings, Inc.
Worldwide Clinical Trials, SL                                   Spain              Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Hungary) Ltd.                            Hungary            Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix Pharmaceutical Services (RSA) Proprietary Limited       South Africa       Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (Finland) Oy                              Finland            Ingenix Pharmaceutical Services Holdings, Inc.
Ingenix International (UK) Limited                              United Kingdom     Ingenix Pharmaceutical Services Holdings, Inc.
UnitedHealthcare International Asia, LLC                        Delaware           UnitedHealth Group Incorporated
UnitedHealthcare International Malaysia Sdn. Bhd.               Malaysia           UnitedHealthcare International Asia, LLC
UnitedHealthcare Asia Limited                                   Hong Kong          UnitedHealthcare International Asia, LLC
United HealthCare (Deutschland) GmbH                            Germany            UnitedHealth Group Incorporated
Philam Care Health Systems, Inc.                                Philippines        UnitedHealth Group Incorporated
AIG United HealthCare LLC                                       Delaware           UnitedHealth Group Incorporated
AIA United HealthCare Limited                                   Hong Kong          AIG United HealthCare LLC
H&W Indemnity, Ltd.                                             Caymans            UnitedHealth Group Incorporated
UHC International Holdings, Inc.                                Delaware           UnitedHealth Group Incorporated
UHC International Services, Inc.                                Delaware           UnitedHealth Group Incorporated
UnitedHealthcare International Inc.                             Delaware           UnitedHealth Group Incorporated
United Healthcare International Mauritius Limited               Maruitius          UnitedHealth Group Incorporated
Sedgewick Parekh Health Management (Private) Limited            India              United Healthcare International Mauritius Limited
UnitedHealth Group Finance Company, Inc.                        Delaware           UnitedHealth Group Incorporated
Asia Services, LLC                                              Delaware           UnitedHealth Group Finance Company, Inc.
Ovations, Inc.                                                  Delaware           United HealthCare Services, Inc.
Evercare of New York, IPA, Inc.                                 New York           Ovations, Inc.
Optage, LLC                                                     Delaware           Ovations, Inc.
The Ovations Press, Inc.                                        Delaware           Ovations, Inc.
The Ovations Press/Wurman, L.L.C.                               Delaware           The Ovations Press, Inc.
Lifemark Corporation                                            Delaware           Ovations, Inc.
Arizona Health Concepts, Inc.                                   Arizona            Lifemark Corporation

                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT


                                                                    STATE OF
                        NAME OF ENTITY                            INCORPORATION                 SUBSIDIARY OF WHAT ENTITY
--------------------------------------------------------------- ------------------ -----------------------------------------------
Evercare at Home, Inc.                                          Arizona            Lifemark Corporation
Evercare of Arizona, Inc.                                       Arizona            Lifemark Corporation
Evercare Connections, Inc.                                      Delaware           Lifemark Corporation
Lifemark Care Management, Inc.                                  Delaware           Lifemark Corporation
Lifemark Government Services, LLC                               Indiana            Lifemark Care Management, Inc.
Lifemark New York, Inc.                                         Delaware           Lifemark Corporation
Lifemark at Home NY, Inc.                                       New York           Lifemark Corporation
MCS HP New York, LLC                                            New York           Lifemark Corporation
Evercare of Texas, L.L.C.                                       Texas              Lifemark Corporation
Lifemark Healthplans of Delaware, Inc.                          Delaware           Lifemark Corporation
Uniprise, Inc.                                                  Delaware           United HealthCare Services, Inc.
United HealthCare Service Corp.                                 New York           Uniprise, Inc.
United HealthCare (Ireland) Limited                             Ireland            Uniprise, Inc.
Charter Oak HealthCare Services, Inc.                           Delaware           Uniprise, Inc.
United Healthcare Services, Inc.                                Minnesota          UnitedHealth Group Incorporated
UnitedHealthcare, Inc.                                          Delaware           United HealthCare Services, Inc.
United HealthCare of Alabama, Inc.                              Alabama            United HealthCare, Inc.
United HealthCare of Arizona, Inc.                              Arizona            United HealthCare, Inc.
Arizona Physicians IPA, Inc.                                    Arizona            United HealthCare of Arizona, Inc.
United HealthCare of Arkansas, Inc.                             Arkansas           United HealthCare, Inc.
United HealthCare of Colorado, Inc.                             Colorado           United HealthCare, Inc.
United HealthCare of Florida, Inc.                              Florida            United HealthCare, Inc.
United HealthCare of Georgia, Inc.                              Georgia            United HealthCare, Inc.
United HealthCare of Illinois, Inc.                             Delaware           United HealthCare, Inc.
United HealthCare of Louisiana, Inc.                            Louisiana          United HealthCare, Inc.
United HealthCare of the Mid-Atlantic, Inc.                     Maryland           United HealthCare, Inc.
United HealthCare of the Midlands, Inc.                         Nebraska           United HealthCare, Inc.
United HealthCare of the Midwest, Inc.                          Missouri           United HealthCare, Inc.
United HealthCare of Mississippi, Inc.                          Mississippi        United HealthCare, Inc.
United HealthCare of Nevada, Inc.                               Nevada             United HealthCare, Inc.
United HealthCare of New Jersey, Inc.                           New Jersey         United HealthCare, Inc.
United HealthCare of New York, Inc.                             New York           United HealthCare, Inc.
United HealthCare of North Carolina, Inc.                       North Carolina     United HealthCare, Inc.
United HealthCare of Tennessee, Inc.                            Tennessee          United HealthCare, Inc.
United HealthCare of Texas, Inc.                                Texas              United HealthCare, Inc.
United HealthCare of Utah                                       Utah               United HealthCare, Inc.
United HealthCare of Wisconsin, Inc.                            Wisconsin          United HealthCare, Inc.
United HealthCare Network, Inc.                                 Alabama            United HealthCare, Inc.
United HealthCare of Upstate New York, Inc.                     New York           United HealthCare, Inc.
Unified Limited                                                 United Kingdom     United HealthCare Services, Inc.
United HealthCare of New England, Inc.                          Rhode Island       United HealthCare Services, Inc.
United HealthCare of Ohio, Inc.                                 Ohio               United HealthCare Services, Inc.
United HealthCare of Oregon, Inc.                               Oregon             United HealthCare Services, Inc.
United HealthCare Plans of Puerto Rico, Inc.                    Puerto Rico        United HealthCare Services, Inc.
United HealthCare Networks, Inc.                                Delaware           United HealthCare Services, Inc.
UnitedHealth Capital, LLC                                       Delaware           United HealthCare Services, Inc.
Commonwealth Physicians Services Corporation                    Kentucky           United HealthCare Services, Inc.
United HealthCare of Minnesota, Inc.                            Minnesota          United HealthCare Services, Inc.
United HealthCare of Washington, Inc.                           Washington         United HealthCare Services, Inc.
UnitedHealth Financial Services, Inc.                           Delaware           United HealthCare Services, Inc.
Exante Bank, Inc.                                               Utah               UnitedHealth Financial Services, Inc.
United HealthCare of Kentucky, Ltd.                             Kentucky           United HealthCare Services, Inc.

                                                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT


                                                                    STATE OF
                        NAME OF ENTITY                            INCORPORATION                 SUBSIDIARY OF WHAT ENTITY
--------------------------------------------------------------- ------------------ ----------------------------------------------
Specialized Care Services, Inc.                                 Delaware           United HealthCare Services, Inc.
Optum Group, LLC                                                Delaware           Specialized Care Services, Inc.
Coordinated Vision Care, Inc.                                   Delaware           Specialized Care Services, Inc.
Coordinated Vision Care of New York, IPA, Inc.                  New York           Coordinated Vision Care, Inc.
Unimerica Insurance Company                                     Maryland           Specialized Care Services, Inc.
United Resource Networks, Inc.                                  Delaware           Specialized Care Services, Inc.
Specialty Resource Services, Inc.                               Delaware           United Resource Networks, Inc.
National Benefit Resources, Inc.                                Minnesota          Specialized Care Services, Inc.
Stop-Loss Life Reinsurance Company                              Arizona            National Benefit Resources, Inc.
Spectera, Inc.                                                  Maryland           Specialized Care Services, Inc.
Spectera Vision Services of California, Inc.                    California         Specialized Care Services, Inc.
Spectera Vision Services of Florida, Inc.                       Florida            Specialized Care Services, Inc.
Spectera Insurance Company                                      Maryland           Specialized Care Services, Inc.
Spectera Eyecare of North Carolina, Inc.                        North Carolina     Specialized Care Services, Inc.
Spectera Insurance Company, Inc.                                Texas              Specialized Care Services, Inc.
Spectera Vision, Inc.                                           Virginia           Specialized Care Services, Inc.
Group Vision Associates, Inc.                                   Pennsylvania       Specialized Care Services, Inc.
American Chiropractic Network, Inc.                             Minnesota          United HealthCare Services, Inc.
Managed Physical Network, Inc.                                  New York           American Chiropractic Network, Inc.
Managed Physical Network IPA of New York, Inc.                  New York           American Chiropractic Network, Inc.
American Chiropractic Network IPA of New York, Inc.             New York           American Chiropractic Network, Inc.
Dental Benefit Providers, Inc.                                  Delaware           United HealthCare Services, Inc.
Dental Benefit Providers of California, Inc.                    California         Dental Benefit Providers, Inc.
Dental Benefit Providers of Illinois, Inc.                      Illinois           Dental Benefit Providers, Inc.
Dental Benefit Providers of New Jersey, Inc.                    New Jersey         Dental Benefit Providers, Inc.
Dental Insurance Company of America                             New York           Dental Benefit Providers, Inc.
DBP-KAI, Inc.                                                   New York           Dental Benefit Providers, Inc.
Dental Benefit Providers of Maryland, Inc.                      Maryland           Dental Benefit Providers, Inc.
Dental Benefit Services of Illinois, Inc. (non-profit)          Illinois           Dental Benefit Providers, Inc.
United Behavioral Health                                        California         United HealthCare Services, Inc.
U.S. Behavioral Health Plan, California (Knox Keene)            California         United Behavioral Health
Behavioral Health Administrators                                California         United Behavioral Health
United Behavioral Health of New York, I.P.A., Inc.              New York           United Behavioral Health
Working Solutions, Inc.                                         Oregon             United Behavioral Health
Unimerica, Inc.                                                 Delaware           United HealthCare Services, Inc.
United HealthCare Insurance Company (Ins.)                      Connecticut        Unimerica, Inc.
Clarite, LLC                                                                       United HealthCare Insurance Company (Ins.)
The MetraHealth Employee Benefits Company, Inc.                                    United HealthCare Insurance Company (Ins.)
The MetraHealth Care Network, Inc.                                                 The MetraHealth Employee Benefits Company, Inc.
MetraHealth Care Management Corporation                         Delaware           United HealthCare Insurance Company (Ins.)
United HealthCare of California, Inc.                           California         MetraHealth Care Management Corporation
United HealthCare Insurance Company of Illinois (Ins.)          Illinois           United HealthCare Insurance Company (Ins.)
United HealthCare Insurance Company of New York (Ins.)          New York           United HealthCare Insurance Company (Ins.)
United HealthCare Insurance Company of Ohio (Ins.)              Ohio               United HealthCare Insurance Company (Ins.)
United HealthCare Life Insurance Company of New York            New York           United HealthCare Insurance Company (Ins.)
United HealthCare Products, LLC                                 Delaware           United HealthCare Insurance Company (Ins.)
United HealthCare Service LLC                                   Delaware           United HealthCare Insurance Company (Ins.)



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